Exhibit 99.1

P R E S S A N N O U N C E M E N T

Investor Contact:	Press Contact:
Brian Flanagan	Rick Lacroix
Progress Software	Progress Software
+1 781 280 4817	+1 781 280 4604
flanagan@progress.com	rlacroix@progress.com

Progress Software Reports 2013 Fiscal Third Quarter Results

BEDFORD, MA, September 25, 2013 (BUSINESSWIRE) — Progress Software Corporation (NASDAQ: PRGS), a global software company that simplifies and enables the development, deployment and management of business applications, today announced results for its fiscal third quarter ended August 31, 2013.

Revenue from continuing operations was $77.6 million compared to $74.4 million in the same quarter last year, a year over year increase of 4% on an actual and constant currency basis.

Additional financial highlights included:

On a GAAP basis in the fiscal third quarter of 2013:

•	Income from operations was $9.7 million compared to $11.3 million in the same quarter last year;

•	Income from continuing operations was $7.2 million compared to $7.7 million in the same quarter last year;

•	Net income was $24.8 million compared to $5.8 million in the same quarter last year, and includes the pre-tax gain on the divestiture of the Apama product line of $35.9 million; and

•	Diluted earnings per share from continuing operations was $0.13 compared to $0.12 in the same quarter last year.

On a non-GAAP basis in the fiscal third quarter of 2013:

•	Income from operations was $21.4 million compared to $17.8 million in the same quarter last year;

•	Operating margin was 28% compared to 24% in the same quarter last year;

•	Income from continuing operations was $14.7 million compared to $12.4 million in the same quarter last year; and

•	Diluted earnings per share from continuing operations was $0.27 compared to $0.19 in the same quarter last year.

Phil Pead, President and Chief Executive Officer of Progress Software, said, “Our third quarter performance continues to demonstrate solid progress as we execute on our strategic plan to be a leading Platform as a Service company. We exceeded our operating margin objectives and the announcement of Progress Pacific is resonating with our customers and partners. Revenue growth for the quarter was also positive as customers and partners continued to upgrade their existing applications and take advantage of new functionality across all of our solutions.”

Other fiscal third quarter 2013 metrics and recent results included:

•	Net cash received from the divestiture of the Apama product line was $37.7 million;

•
Under the previously announced and implemented 10b5-1 plan to repurchase $100.0 million of common stock by December 31, 2013, the company has repurchased 2.7 million shares for $67.9 million through August 31, 2013;

•	Cash, cash equivalents and short-term investments were $242.0 million;

•
Cash outflows from operations were $1.9 million, including $14.6 million in tax payments for the gain realized on the Apama product line divestiture, compared to cash inflows from operations of $22.0 million in the same quarter in fiscal year 2012; and

•	DSO from continuing operations was 62 days, compared to 56 days in the fiscal second quarter of 2013.

Business Outlook

Progress Software provides the following guidance for the fiscal fourth quarter ending November 30, 2013:

•	On a constant currency basis, revenue is expected to be between 4% and 6% growth compared to the fiscal fourth quarter of 2012; and

•	Non-GAAP operating margin is expected to be 35%.

The non-GAAP operating margin guidance excludes the items we traditionally exclude from our non-GAAP reporting metrics: amortization of intangible assets of $0.7 million, stock-based compensation of $5.4 million, and $1.0 million of acquisition related costs, for a GAAP operating margin of 27%.

Conference Call

The Progress Software quarterly investor conference call to review its fiscal third quarter of 2013 will be broadcast live at 5:00 p.m. ET on Wednesday, September 25, 2013 on the investor relations section of the company’s website, located at www.progress.com. Additionally, you can listen to the call by telephone by dialing 1-888-428-9480, pass code 9841658. The conference call will include only brief comments followed by questions and answers. An archived version of the conference call and supporting materials will be available on the Progress Software website within the investor relations section after the live conference call.

Legal Notice Regarding Non-GAAP Financial Information

Progress Software provides non-GAAP financial information as additional information for investors. These non-GAAP measures are not in accordance with, or an alternative to, generally accepted accounting principles in the United States (GAAP). Progress Software believes that the non-GAAP results described in this release are useful for an understanding of its ongoing operations and provide additional detail and an alternative method of assessing its operating results. Management uses these non-GAAP results to compare the company's performance to that of prior periods for analysis of trends and for budget and planning purposes. A reconciliation of non-GAAP adjustments to the company's GAAP financial results is included in the tables below. Additional information regarding the company's non-GAAP financial information is contained in the company's Current Report on Form 8-K filed with the Securities and Exchange Commission in connection with this press release, which is available on the Progress website at www.progress.com within the investor relations section.

Note Regarding Forward-Looking Statements

This press release contains statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Progress has identified some of these forward-looking statements with words like “believe,” “may,” “could,” “would,” “might,” “should,”“expect,” “intend,” “plan,” “target,” “anticipate” and “continue,” the negative of these words, other terms of similar meaning or the use of future dates.

Forward-looking statements in this press release include, but are not limited to, statements regarding
Progress's strategic plan; acquisitions; future revenue growth, operating margin and cost savings; product development, strategic partnering and marketing initiatives; the growth rates of certain markets; and other statements regarding the future operation, direction and success of Progress's business. There are a number of factors that could cause actual results or future events to differ materially from those anticipated by the forward-looking statements, including, without limitation:

(1) Market acceptance of Progress's strategic plan and product development initiatives; (2) pricing pressures and the competitive environment in the software industry and Platform-as-a-Service market; (3) Progress' ability to successfully manage transitions to new business models and markets, including our increased emphasis on a cloud and subscription strategy; (4) Progress's ability to make technology acquisitions and to realize the expected benefits and anticipated synergies from such acquisitions; (5) the continuing uncertainty in the U.S. and international economies, which could result in fewer sales of Progress's products and may otherwise harm Progress's business; (6) business and consumer use of the Internet and the continuing adoption of Cloud technologies; (7) the receipt and shipment of new orders; (8) Progress's ability to expand its relationships with channel partners and to manage the interaction of channel partners with its direct sales force; (9) the timely release of enhancements to Progress's products and customer acceptance of new products; (10) the positioning of Progress's products in its existing and new markets; (11) variations in the demand for professional services and technical support; (12)

Progress's ability to penetrate international markets and manage its international operations; and (13) changes in exchange rates. For further information regarding risks and uncertainties associated with Progress's business, please refer to Progress's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended November 30, 2012 and its Quarterly Reports on Form 10-Q for the fiscal quarters ended February 28, 2013 and May 31, 2013. Progress undertakes no obligation to update any forward-looking statements, which speak only as of the date of this press release.

Progress Software Corporation

Progress Software Corporation (NASDAQ: PRGS) is a global software company that simplifies the development, deployment and management of business applications on-premise or in the cloud, on any platform or device, to any data source, with enhanced performance, minimal IT complexity and low total cost of ownership. Progress Software can be reached at www.progress.com or 1-781-280-4000.

Progress is a trademark or registered trademarks of Progress Software Corporation or one of its subsidiaries or affiliates in the U.S. and other countries. Any other trademarks contained herein are the property of their respective owners.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended			Nine Months Ended
(In thousands, except per share data)	August 31, 2013	August 31, 2012	% Change	August 31, 2013	August 31, 2012	% Change
Revenue:
Software licenses	$25,666	$22,637	13%	$84,920	$72,816	17%
Maintenance and services	51,912	51,734	—%	158,096	158,154	—%
Total revenue	77,578	74,371	4%	243,016	230,970	5%
Costs of revenue:
Cost of software licenses	1,587	1,375	15%	5,033	4,117	22%
Cost of maintenance and services	6,403	7,974	(20)%	21,043	22,013	(4)%
Amortization of acquired intangibles	529	139	281%	811	522	55%
Total costs of revenue	8,519	9,488	(10)%	26,887	26,652	1%
Gross profit	69,059	64,883	6%	216,129	204,318	6%
Operating expenses:
Sales and marketing	24,554	24,970	(2)%	79,086	67,085	18%
Product development	14,615	12,631	16%	42,908	33,330	29%
General and administrative	13,660	14,375	(5)%	42,390	47,789	(11)%
Amortization of acquired intangibles	211	207	2%	549	622	(12)%
Restructuring expenses	5,401	1,411	283%	9,127	6,147	48%
Acquisition-related expenses	957	—	100%	2,229	215	937%
Total operating expenses	59,398	53,594	11%	176,289	155,188	14%
Income from operations	9,661	11,289	(14)%	39,840	49,130	(19)%
Other (expense) income, net	177	357	(50)%	(663)	876	(176)%
Income from continuing operations before income taxes	9,838	11,646	(16)%	39,177	50,006	(22)%
Provision for income taxes	2,634	3,902	(32)%	14,018	17,546	(20)%
Income from continuing operations	7,204	7,744	(7)%	25,159	32,460	(22)%
Income (loss) from discontinued operations, net	17,639	(1,906)	1,025%	34,712	(21,041)	265%
Net income	$24,843	$5,838	326%	$59,871	$11,419	424%

Earnings per share:
Basic:
Continuing operations	$0.13	$0.12	8%	$0.45	$0.52	(13)%
Discontinued operations	0.33	(0.03)	1,200%	0.63	(0.33)	291%
Net income per share	$0.46	$0.09	411%	1.08	$0.18	500%
Diluted:
Continuing operations	$0.13	$0.12	8%	$0.45	$0.51	(12)%
Discontinued operations	0.32	(0.03)	1,167%	0.62	(0.33)	288%
Net income per share	$0.46	$0.09	411%	$1.06	$0.18	489%
Weighted average shares outstanding:
Basic	53,532	63,469	(16)%	55,451	62,888	(12)%
Diluted	54,389	64,105	(15)%	56,292	63,795	(12)%

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)	August 31, 2013	November 30, 2012
Assets
Current assets:
Cash, cash equivalents and short-term investments	$241,982	$355,217
Accounts receivable, net	53,620	70,793
Other current assets	40,035	32,779
Assets held for sale	—	68,029
Total current assets	335,637	526,818
Property and equipment, net	56,889	63,071
Goodwill and intangible assets, net	234,980	231,229
Other assets	59,084	63,859
Total assets	$686,590	$884,977
Liabilities and shareholders’ equity
Current liabilities:
Accounts payable and other current liabilities	$67,236	$110,944
Short-term deferred revenue	96,534	103,925
Liabilities held for sale	—	25,285
Total current liabilities	163,770	240,154
Long-term deferred revenue	1,044	2,817
Other long-term liabilities	2,421	3,607
Shareholders’ equity:
Common stock and additional paid-in capital	214,915	300,333
Retained earnings	304,440	338,066
Total shareholders’ equity	519,355	638,399
Total liabilities and shareholders’ equity	$686,590	$884,977

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Three Months Ended		Nine Months Ended
(In thousands)	August 31, 2013	August 31, 2012	August 31, 2013	August 31, 2012
Cash flows from operating activities:
Net income	$24,843	$5,838	$59,871	$11,419
Depreciation and amortization	3,897	8,390	11,374	25,369
Stock-based compensation	5,573	7,744	16,360	21,504
Net gains on sales of dispositions	(35,885)	—	(70,991)	—
Other non-cash adjustments	2,648	759	447	1,762
Changes in operating assets and liabilities	(2,937)	(706)	(30,340)	15,660
Net cash flows from operating activities	(1,861)	22,025	(13,279)	75,714
Capital expenditures	(603)	(465)	(2,989)	(6,606)
Redemptions and sales of auction-rate-securities	—	2,700	25	2,925
Issuances of common stock, net of repurchases	(47,981)	3,797	(192,075)	24,284
Payments for acquisitions, net of cash acquired	—	—	(9,450)	—
Proceeds from divestitures, net	37,739	—	111,120	—
Other	(1,116)	(4,098)	(6,587)	(5,526)
Net change in cash, cash equivalents and short-term investments	(13,822)	23,959	(113,235)	90,791
Cash, cash equivalents and short-term investments, beginning of period	255,804	328,248	355,217	261,416
Cash, cash equivalents and short-term investments, end of period	$241,982	$352,207	$241,982	$352,207

SUPPLEMENTAL INFORMATION

Revenue from continuing operations by Type

(In thousands)	Q3 2012	Q4 2012	Q1 2013	Q2 2013	Q3 2013	YTD 2013	YTD 2012
License	$22,637	$33,810	$29,907	$29,347	$25,666	$84,920	$72,816
Maintenance	50,285	50,891	51,456	50,419	49,752	151,627	151,800
Professional services	1,449	1,941	2,370	1,939	2,160	6,469	6,354
Total revenue	$74,371	$86,642	$83,733	$81,705	$77,578	$243,016	$230,970

Revenue from continuing operations by Region

(In thousands)	Q3 2012	Q4 2012	Q1 2013	Q2 2013	Q3 2013	YTD 2013	YTD 2012
North America	$34,548	$39,179	$39,309	$37,540	$34,596	$111,445	$103,480
EMEA	28,155	33,214	32,548	33,481	32,315	98,344	92,352
Latin America	6,905	7,384	6,822	6,526	5,496	18,844	20,951
Asia Pacific	4,763	6,865	5,054	4,158	5,171	14,383	14,187
Total revenue	$74,371	$86,642	$83,733	$81,705	$77,578	$243,016	$230,970

RECONCILIATIONS OF GAAP TO NON-GAAP FINANCIAL MEASURES

	Three Months Ended		Nine Months Ended
(In thousands, except per share data)	August 31, 2013	August 31, 2012	August 31, 2013	August 31, 2012
GAAP income from operations	$9,661	$11,289	$39,840	$49,130
GAAP operating margin	12%	15%	16%	21%
Amortization of acquired intangibles	740	346	1,360	1,144
Stock-based compensation (1)	4,600	4,759	14,070	14,058
Restructuring expenses	5,401	1,411	9,127	6,147
Acquisition-related expenses	957	—	2,229	215
Litigation settlement	—	—	—	900
Proxy contest-related costs	—	21	—	3,259
Total operating adjustments	11,698	6,537	26,786	25,723
Non-GAAP income from operations	$21,359	$17,826	$66,626	$74,853
Non-GAAP operating margin	28%	24%	27%	32%

GAAP income from continuing operations	$7,204	$7,744	$25,159	$32,460
Operating adjustments (from above)	11,698	6,537	26,786	25,723
Income tax adjustment	(4,230)	(1,916)	(8,399)	(6,686)
Total income from continuing operations adjustments	7,468	4,621	18,387	19,037
Non-GAAP income from continuing operations	$14,672	$12,365	$43,546	$51,497

GAAP diluted earnings per share from continuing operations	$0.13	$0.12	$0.45	$0.51
Income from continuing operations adjustments (from above)	0.14	0.07	0.33	0.30
Non-GAAP diluted earnings per share from continuing operations	$0.27	$0.19	$0.77	$0.81

Diluted weighted average shares outstanding	54,389	64,105	56,292	63,795

(1) Stock-based compensation is included in the GAAP statements of income, as follows:

Cost of revenue	$133	$157	$500	$589
Sales and marketing	748	701	2,668	2,848
Product development	999	861	3,687	2,375
General and administrative	2,720	3,040	7,215	8,246
Stock-based compensation from continuing operations	$4,600	$4,759	$14,070	$14,058

	Three Months Ended		Nine Months Ended
(In thousands, except per share data)	August 31, 2013	August 31, 2012	August 31, 2013	August 31, 2012
GAAP costs of revenue	$8,519	$9,488	$26,887	$26,652
GAAP operating expenses	59,398	53,594	176,289	155,188
GAAP expenses	67,917	63,082	203,176	181,840
Operating adjustments (from above)	11,698	6,537	26,786	25,723
Non-GAAP expenses	$56,219	$56,545	$176,390	$156,117